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                                                                    EXHIBIT 99.1

                            STOCKHOLDERS' AGREEMENT



          This Stockholders' Agreement (this "Agreement") is entered into as of November 18, 1998, by and among McLeodUSA Incorporated, a Delaware corporation (the "Company"); IES Investments Inc., an Iowa corporation ("IES"); Clark E. McLeod ("McLeod"); Mary E. McLeod (together with McLeod, the "McLeods"); and Richard A. Lumpkin ("Lumpkin") and each of the former shareholders of Consolidated Communications Inc. ("CCI") and certain permitted transferees of the former CCI shareholders in each case who are listed in Schedule I hereto
                                                           ----------
(the "CCI Shareholders"). IES, the McLeods, Lumpkin and the CCI Shareholders are referred to herein collectively as the "Principal Stockholders" and individually as a "Principal Stockholder."

          WHEREAS, the Company, the Principal Stockholders and certain other stockholders are parties to a Stockholders' Agreement entered into as of June 14, 1997, as amended on September 19, 1997 (the "Original Stockholders' Agreement");

          WHEREAS, Section 3 of the Original Stockholders' Agreement has expired in accordance with its terms and certain other provisions thereof will expire in accordance with their terms; and

          WHEREAS, the Company and the Principal Stockholders deem it to be in the best interests of the Company and its stockholders to enter into a new agreement to continue to provide for the continuity and stability of the business and policies of the Company on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.   VOTING AGREEMENT

     1.1  BOARD OF DIRECTORS

          For the period commencing on the Voting Agreement Effective Date (as defined in Section 1.2) and ending on the Expiration Date (as defined in Section 1.2), each Principal Stockholder, for so long as such Principal Stockholder beneficially and continuously owns at least four million (4,000,000) shares of the
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Company's Class A common stock, $.01 par value per share (the "Class A Common
Stock"), subject to adjustment pursuant to Section 5.1, shall take or cause to be taken all such action within their respective power and authority as may be required:

(a) to establish and maintain the authorized size of the Board of Directors of the Company (the "Board of Directors" or the "Board") at up to eleven (11) directors;

(b) to cause to be elected to the Board one (1) director designated by IES, for so long as IES beneficially and continuously owns at least four million (4,000,000) shares of the Class A Common Stock (subject to adjustment pursuant to Section 5.1);

(c) to cause Lumpkin to be elected to the Board, for so long as Lumpkin and the CCI Shareholders collectively beneficially and continuously own at least four million (4,000,000) shares of the Class A Common Stock (subject to adjustment pursuant to Section 5.1);

(d) to cause to be elected to the Board three (3) directors who are executive officers of the Company designated by McLeod, for so long as the McLeods collectively beneficially and continuously own at least four million (4,000,000) shares of the Class A Common Stock (subject to adjustment pursuant to Section 5.1);

(e) to cause to be elected to the Board a director or directors nominated by the Board to replace a director or directors designated pursuant to paragraphs (b) through (d) above upon the earlier to occur of such designated director's or directors' resignation (and the acceptance of such resignation by the Board) and the expiration of such director's or directors' term as a result of any party or parties identified in paragraphs (b) through (d) above no longer beneficially owning at least four million (4,000,000) shares of the Class A Common Stock (subject to adjustment pursuant to Section 5.1) at any time during the period commencing on the Voting Agreement Effective Date and ending on the Expiration Date; it being understood that within three (3) business days following such time as the party or parties identified in paragraphs (b) through (d) above no longer beneficially and continuously own at least four million (4,000,000) shares

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     of the Class A Common Stock (subject to adjustment pursuant to Section 5.1)
     during such period, such party or parties shall use its or their respective best efforts to cause the director or directors designated by such party or parties to tender their immediate resignation to the Board which the Board may accept or reject; and

(f) to cause to be elected to the Board, if and as nominated by the Board, up to six (6) non-employee directors;

provided, however, notwithstanding any other provision of this Agreement, if
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any Principal Stockholder hereto would not be entitled to have a director elected to the Board with respect to such Principal Stockholder under the Original Stockholders' Agreement but would be entitled to have a director elected to the Board with respect to such Principal Stockholder pursuant to
Section 1.1 of this Agreement except that the Voting Agreement Effective Date hereunder has not occurred, then this Agreement shall be applied with respect to the election of the director of such Principal Stockholder as if the Voting Agreement Effective Date has occurred and each party hereto shall act under this Agreement to cause the election of the director of such Principal Stockholder.

          The parties hereto agree that Section 1.1 and Section 1.2 of the Original Stockholders' Agreement shall terminate and be of no force or effect with respect to the rights and obligations of the parties hereto amongst each other as of the Voting Agreement Effective Date. For purposes of Section 1.1, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder, and a CCI Shareholder shall be deemed to own shares "continuously" as long as the shares of such CCI Shareholder are owned by such CCI Shareholder or by a CCI Permitted Transferee (as defined in Section 3.1).

     1.2  DEFINITIONS

          For purposes of this Agreement, the following terms have the meanings indicated:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) A person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

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                   (i) which such person or any of such person's Affiliates or
                       Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise;

                  (ii) which such person or any of such person's Affiliates or
                       Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange
                       Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; or

                 (iii) which are beneficially owned, directly or indirectly, by any other person (or any Affiliate or Associate thereof) with which such person or any of such person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any voting securities of the Company.

               For purposes of the definition of "Beneficial Owner" and "beneficially own," the terms "agreement," "arrangement" and "understanding" shall not include this Agreement or the Original Stockholders' Agreement.

               (c) "Expiration Date" shall mean December 31, 2001.

               (d) "Voting Agreement Effective Date" shall mean the date which falls on the earliest to occur of (i) the termination of the Original Stockholders' Agreement, (ii) the expiration of Section
               1.1 of the Original Stockholders' Agreement in accordance with its terms and (iii) MWR Investments Inc. ("MWR") no longer being entitled to have a director designated by MWR elected to the Board in accordance with the terms and conditions of Section 1.1 of the Original Stockholders' Agreement.

2. STANDSTILL

          IES hereby agrees that, prior to the Expiration Date, neither IES nor any Affiliate of IES will (and IES will not assist or encourage others to), directly or

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indirectly, acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including, but not limited to, beneficial ownership) of any securities issued by the Company or any of its subsidiaries, or any rights or options to acquire such ownership (including from a third party), except (a) to the extent expressly set forth in this Agreement, (b) as consented prior thereto in writing by the Board of Directors, (c) upon conversion of any Class B common stock, $.01 par value per share, of the Company into Class A Common Stock pursuant to the terms thereof, (d) with respect to transfers of equity securities between or among IES and IES's wholly owned subsidiaries, parent corporation, or other wholly owned subsidiaries of such parent corporation, or (e) with respect to the grant, vesting or exercise of stock options.

3. TRANSFERS OF SECURITIES

     3.1  RESTRICTIONS ON TRANSFERS

          (a) Except as otherwise provided in this Section 3.1 or Section 3.2, each Principal Stockholder hereby severally agrees that until the Expiration Date, such Principal Stockholder will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of, directly or indirectly, ("Transfer"), any equity securities of the Company or any other securities convertible into or exercisable for such equity securities ("Securities") beneficially owned by such Principal Stockholder without submitting a written request to, and receiving the prior written consent of, the Board of Directors, provided, however, that any CCI Shareholder may transfer Securities to any other
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CCI Shareholder, the spouse of a CCI Shareholder, or a lineal descendant of a
CCI Shareholder (or a trust for the primary benefit of any one or more of a CCI Shareholder, the spouse of a CCI Shareholder, or a lineal descendant of a CCI Shareholder or a partnership or limited liability company owned and managed solely by one or more CCI Shareholders, spouses of CCI Shareholders and lineal descendants of CCI Shareholders), or, in the case of a CCI Shareholder that is a trust, to any beneficiary of such trust (or a trust for the primary benefit of such beneficiary or a partnership or limited liability company owned and managed solely by one or more CCI Shareholders, spouses of CCI Shareholders and lineal descendants of CCI Shareholders), in each case provided that (i) such transfer is done in accordance with the transfer restrictions applicable to such Securities under federal and state securities laws and (ii) the transferee agrees to be bound by the terms hereof as a Principal Stockholder with respect to the shares being transferred pursuant to this Section, and any such transfer shall not constitute a "Transfer" for purposes of this Agreement (any such CCI transferee pursuant to this proviso, a "CCI Permitted Transferee"). In the event that the Board of Directors consents to any Transfer of Securities by a Principal Stockholder pursuant to the written request of such Principal Stockholder (a "Transferring Stockholder") and except as otherwise provided in
Section 3.1(b) and Section 3.2, each other Principal Stockholder shall,

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notwithstanding the provisions of this Section 3.1(a), have the right to
Transfer a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring Stockholder that the Board of Directors has consented may be Transferred by such Transferring Stockholder.
The parties acknowledge that any Transfer pursuant to this Section 3.1(a) to which the Board of Directors has consented may be in connection with, or as part of, a private placement by the Company of, or other transaction involving, its Securities.

          (b) In addition to the provisions of Section 3.1(a), commencing for the quarter ending December 31, 1998 and ending on the Expiration Date, the Board shall determine prior to the public release of the Company's consolidated financial results with respect to the end of each financial reporting quarter, the aggregate number, if any, of shares of Class A Common Stock (not to exceed in the aggregate one hundred fifty thousand (150,000) shares of Class A Common Stock per quarter, subject to adjustment pursuant to Section 5.1) that may be Transferred by the Principal Stockholders (the "Transfer Amount") during the period commencing on the third (3rd) business day and ending on the twenty-third
(23rd) business day following such public release of the Company's quarterly or annual financial results or such other trading period designated or permitted by the Board with respect to the purchase and sale of its Securities (each such period, a "Transfer Period"). Notwithstanding the provisions of Section 3.1(a), each Principal Stockholder shall be entitled to Transfer during each Transfer Period, provided such Transfer is effected in accordance with all applicable federal and state securities laws, a number of shares of Class A Common Stock equal to thirty-three and one-third percent (33 1/3%) of the Transfer Amount, if any, for such Transfer Period (rounding down in the case of any fractional amount). Any portion of any Principal Stockholder's share of the Transfer Amount that such Principal Stockholder elects not to transfer during a Transfer Period shall be reallocated equally among the remaining Principal Stockholders who intend to Transfer shares of Class A Common Stock during such Transfer Period, and such remaining Principal Stockholders shall be entitled to Transfer such additional shares of Class A Common Stock during the Transfer Period, provided such Transfer is effected in accordance with all applicable federal and state securities laws. In no event shall any portion of a Transfer Amount that is not utilized by a Principal Stockholder during a Transfer Period be reallocated or otherwise credited to any subsequent Transfer Periods. The parties acknowledge that the Company has determined that the Transfer Amount that may be Transferred by the Principal Stockholders during the Transfer Period for the quarter ended September 30, 1998 pursuant to this Section 3.1(b) shall be an aggregate of one hundred fifty thousand (150,000) shares of Class A Common Stock.

          (c) Commencing for the quarter ending December 31, 1998 and ending on the Expiration Date, the Company shall give each Principal Stockholder prompt written notice (in any event no later than fifty (50) days prior to the

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beginning of the applicable Transfer Period) of its determination of any
Transfer Amount. Within seven (7) days of receipt of such notice, any Principal Stockholder that desires to Transfer shares of Class A Common Stock during such Transfer Period pursuant to Section 3.1(b) shall provide written notice to the Company of the number of shares such Principal Stockholder desires to Transfer. Not later than seven (7) days after receipt of such responses, the Company shall notify all remaining Principal Stockholders of any Principal Stockholder's election not to Transfer the total number of shares of Class A Common Stock that such Principal Stockholder is entitled to Transfer during such Transfer Period. Any Principal Stockholder that desires to Transfer additional shares of Class A Common Stock equal to all or part of the remaining Transfer Amount shall notify the Company within seven (7) days of receipt of the Company's second notice.
The Company shall allocate the remaining Transfer Amount in accordance with the provisions of Section 3.1(b) and shall notify the appropriate Principal Stockholders of such allocation no later than ten (10) days prior to the beginning of the Transfer Period.

          (d) For purposes of this Section 3.1, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder.

     3.2  REGISTRATION RIGHTS

          (a) In the event that the Board of Directors consents pursuant to
Section 3.1(a) to a Principal Stockholder's request for a Transfer and in connection therewith, the Company agrees to register Securities with respect to such Transfer under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall grant each other Principal Stockholder the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register for Transfer under the Securities Act a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring Stockholder that such Transferring Stockholder is registering for Transfer under the Securities Act, on the same terms and conditions as the Transferring Stockholder (each Principal Stockholder registering, or indicating a desire to register, any Securities for Transfer under the Securities Act pursuant to this Section 3.2 being a "Registering Transferor").

          (b) To the extent that the Company grants pursuant to Section 3.1(b) a Principal Stockholder the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act, the Company shall grant each other Principal Stockholder the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register an equal number of shares of Class A Common Stock for Transfer under the Securities Act on the same terms and conditions.

          (c) In the event the Company proposes to register any shares of Class A Common Stock under the Securities Act pursuant to an underwritten

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primary offering (other than pursuant to a registration statement on Form S-4 or
Form S-8 or any successor forms thereto or other form which would not permit the inclusion of the shares of Class A Common Stock of the Principal Stockholders), the Company, as determined by the Board of Directors, shall give written notice to all Principal Stockholders of its intention to effect such a registration. Following any such notice, the Board of Directors shall undertake to determine the aggregate number, if any, of shares of Class A Common Stock held by the Principal Stockholders (not to exceed in the aggregate on a per year basis a number of shares of Class A Common Stock equal to fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by the Principal Stockholders as of December 31, 1998, subject to adjustment pursuant to Section 5.1) to be registered by the Company under the Securities Act (the "Registrable Amount") for Transfer by the Principal Stockholders in connection with such offering. If the Board determines to register shares of Class A Common Stock held by the Principal Stockholders pursuant to this Section 3.2(c), the Company will promptly give written notice of such determination to all Principal Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the Registering Transferors indicate a desire to register. In the event the Registering Transferors indicate a desire to register a number of shares of Class A Common Stock that, in the aggregate, exceeds the Registrable Amount, the number of shares of Class A Common Stock that each Registering Transferor shall be entitled to register shall be reduced to the extent such number exceeds such Registering Transferor's pro rata share of the Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Principal Shareholders. To the extent any portion of the Registrable Amount remains unallocated after such reductions, each Registering Transferor who has indicated a desire to register additional shares of Class A Common Stock shall be entitled to register an additional amount of Class A Common Stock equal to such Registering Transferor's pro rata portion of the remaining Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Registering Transferors who have indicated a desire to register additional shares of Class A Common Stock. The reallocation procedure described in the preceding sentence shall be repeated until the entire Registrable Amount is allocated. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable
Amount) shall be determined by the Board, provided that (i) the representations and warranties of a Principal Stockholder shall be customary taking into account, among other things, the nature of the offering and such Principal Stockholder's relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions allocable to the Class A Common Stock of the Registering Transferors, which underwriting discounts and commissions shall be the responsibility of the Registering Transferors.

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          (d) In addition to the registration rights granted pursuant to
Sections 3.2(a), (b) and (c), no more frequently than once during each of the calendar years ending December 31, 1999, 2000 and 2001 (each such year, an "Annual Period"), and upon either (i) the receipt of a written request of one or more Principal Stockholders or (ii) a determination by the Board of Directors, the Board shall undertake to determine the Registrable Amount, if any, for Transfer by the Principal Stockholders. If the Board determines to register shares of Class A Common Stock held by the Principal Stockholders pursuant to this Section 3.2(d), the Company will promptly give written notice of such determination to all Principal Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the Registering Transferors indicate a desire to register. In the event the Registering Transferors indicate a desire to register a number of shares of Class A Common Stock that, in the aggregate, exceeds the Registrable Amount, the number of shares of Class A Common Stock that each Registering Transferor shall be entitled to register shall be reduced to the extent such number exceeds such Registering Transferor's pro rata share of the Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Principal Stockholders. To the extent any portion of the Registrable Amount remains unallocated after such reductions, each Registering Transferor who has indicated a desire to register additional shares of Class A Common Stock shall be entitled to register an additional amount of Class A Common Stock equal to such Registering Transferor's pro rata portion of the remaining Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Registering Transferors who have indicated a desire to register additional shares of Class A Common Stock. The reallocation procedure described in the preceding sentence shall be repeated until the entire Registrable Amount is allocated. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable Amount) shall be determined by the Board, provided that (i) the representations and warranties of a Principal Stockholder shall be customary taking into account, among other things, the nature of the offering and such Principal Stockholder's relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions, which underwriting discounts and commissions shall be the responsibility of the Registering Transferors.

          (e) If the Board establishes a committee (a "Pricing Committee") to authorize and approve the price and any other terms of any Transfer of Securities registered under the Securities Act pursuant to this Section 3.2 in which Lumpkin or any CCI Shareholder is participating as a Registering Transferor, the Company will use its best efforts to cause Lumpkin to be nominated to such Pricing

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Committee. Notwithstanding any other provision of this Agreement, to the extent the Company has undertaken to register Securities of the Principal Stockholders pursuant to this Section 3.2, the Company may subsequently determine not to register such Securities and may either not file a registration statement or otherwise withdraw or abandon a registration statement previously filed with respect to the registration of such Securities.

          (f) For purposes of this Section 3.2, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder.

4. REPRESENTATIONS AND WARRANTIES

     4.1  REPRESENTATIONS AND WARRANTIES OF NON-INDIVIDUAL STOCKHOLDERS

          Each non-individual Principal Stockholder hereby represents and warrants, as of the date of this Agreement, to the Company and to each other Principal Stockholder as follows:

          4.1.1  AUTHORIZATION

          Such Principal Stockholder has taken all action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

          4.1.2  BINDING OBLIGATION

          This Agreement constitutes a valid and binding obligation of such Principal Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Principal Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Principal Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).

     4.2  REPRESENTATIONS AND WARRANTIES OF INDIVIDUAL STOCKHOLDERS

          Each Principal Stockholder who is an individual hereby represents and warrants, as of the date of this Agreement, to the Company and to each other Principal Stockholder as follows:

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          4.2.1  POWER AND AUTHORITY

          Such Principal Stockholder has the legal capacity and all other necessary power and authority necessary to enter into this Agreement and to consummate the transactions contemplated hereby.

          4.2.2  BINDING OBLIGATION

          This Agreement constitutes a valid and binding obligation of such Principal Stockholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such Principal Stockholder pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such Principal Stockholder, enforceable in accordance with its terms (with the aforesaid exceptions).

     4.3  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants, as of the date of this Agreement, to each Principal Stockholder as follows:

          4.3.1  AUTHORIZATION

          The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

          4.3.2  BINDING OBLIGATION

          This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms (with the aforesaid exceptions).

5. MISCELLANEOUS

     5.1  EFFECT OF CHANGES IN CAPITALIZATION

          All share amounts of the Company's capital stock referred to in this Agreement shall be appropriately and proportionally adjusted for any

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recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date of this Agreement.

     5.2  ADDITIONAL ACTIONS AND DOCUMENTS

          Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the effective time of this Agreement.

     5.3  ENTIRE AGREEMENT; AMENDMENT

          This Agreement constitutes the entire agreement among the parties hereto as of the date hereof with respect to the matters contemplated herein, except with respect to Sections 1.1, 1.2.1, 1.2.2, 1.2.3 and to the extent applicable Section 1.2.4 of the Original Stockholders' Agreement which Sections shall be superseded on the terms contemplated hereby with respect to the rights and obligations of the parties hereto amongst each other as of the Voting Agreement Effective Date. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

     5.4  LIMITATION ON BENEFIT

          It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

     5.5  BINDING EFFECT; SPECIFIC PERFORMANCE

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns. No party shall assign this Agreement without the written consent of the other parties hereto; and such consent shall not be unreasonably withheld. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance

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with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     5.6  GOVERNING LAW

          This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).

     5.7  NOTICES

          All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

           (i) If to the Company or to the McLeods:
               McLeodUSA Incorporated
               McLeodUSA Technology Park
               6400 C Street, SW, P.O. Box 3177
               Cedar Rapids, IA  52406-3177
               Attention:  Randall Rings
               Facsimile:  (319) 298-7901

          (ii) If to IES:
               IES Investments Inc.
               200 1st Street SE
               Cedar Rapids, IA 52401
               Attention:  James E. Hoffman
               Facsimile:  (319) 398-4204

         (iii)  If to Lumpkin or any CCI Shareholder:

               P.O. Box 1234
               Mattoon, IL  61938
               Attention:  Richard A. Lumpkin
               Facsimile:  (217) 234-9934
          with a copy to :

          Schiff Hardin & Waite
          6600 Sears Tower
          Chicago, Illinois  60606
          Attention:  David R. Hodgman, Esq.
          Facsimile:  (312) 258-5600

          Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     5.8  TERMINATION

          Notwithstanding any other provision of this Agreement, if during any Annual Period the Board of Directors has not provided a Principal Stockholder a reasonable opportunity to Transfer Securities pursuant to Section 3.2 or consented to the written request of such Principal Stockholder or otherwise provided such Principal Stockholder a reasonable opportunity to Transfer (other than a transfer by a CCI Shareholder to a CCI Permitted Transferee) pursuant to
Section 3.1(a) an aggregate number of shares of Class A Common Stock equal to not less than fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by such Principal Stockholder as of December 31, 1998, subject to adjustment pursuant to Section 5.1, then such Principal Stockholder may terminate this Agreement as it applies to such terminating party by providing written notice of termination to all other parties no later than ten (10) business days following the end of such Annual Period, such that all rights and obligations hereunder shall cease, and this Agreement shall be of no further force or effect, with respect to the terminating party. Unless otherwise previously terminated by the Principal Stockholders pursuant to this
Section 5.8, this Agreement shall terminate on the Expiration Date. For purposes of this Section 5.8, Lumpkin and all of the CCI Shareholders shall be deemed to be a single Principal Stockholder.

     5.9  PUBLICITY

          Each of the Principal Stockholders will use its reasonable best efforts to consult with the Company prior to issuing any press release, making any filing with any governmental entity or national securities exchange or making any other public dissemination of information by such Principal Stockholder within which this Agreement or the contents hereof are referenced or described.

     5.10  APPOINTMENT OF REPRESENTATIVE

          Each of the CCI Shareholders hereby appoints Lumpkin, with power of substitution, as its exclusive agent to act on its behalf with respect to any and all actions to be taken under or amendments or modifications to be made to this Agreement (the "Representative"). The Representative shall take, and the CCI Shareholders agree that the Representative shall take, any and all actions which the Representative believes are necessary or advisable under this Agreement for and on behalf of each of the CCI Shareholders, as fully as if each of the CCI Shareholders were acting on its own behalf, including, without limitation, dealing with the Company and the other parties hereto with respect to all matters arising under this Agreement, entering into any amendment or modification to this Agreement deemed advisable by the Representative and taking any and all other actions specified in or contemplated by this Agreement. The Company and the other parties hereto shall have the right to rely upon all actions taken or not taken by the Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the CCI Shareholders.

     5.11  EXECUTION IN COUNTERPARTS

          To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement, or have caused this Agreement to be duly executed and delivered on their behalf, as of the day and year first hereinabove set forth.


MCLEODUSA INCORPORATED                  IES INVESTMENTS INC.


By: /s/ J. Lyle Patrick                  By: /s/ James E. Hoffman
   -------------------------------          -----------------------------
   Name:  J. Lyle Patrick                   Name:  James E. Hoffman
   Title: Group Vice President,             Title: President
          Chief Financial Officer
          and Treasurer

  /s/ Clark E. McLeod                      /s/ Mary E. McLeod
----------------------------------       --------------------------------
Clark E. McLeod                          Mary E. McLeod


  /s/ Richard A. Lumpkin                   /s/ Gail G. Lumpkin
----------------------------------       --------------------------------
Richard A. Lumpkin                       Gail G. Lumpkin


Margaret Lumpkin Keon Trust                 Mary Lee Sparks Trust
dated May 13, 1978                          dated May 13, 1978


  /s/ Margaret Lumpkin Keon                /s/ Mary Lee Sparks
----------------------------------       --------------------------------
Margaret Lumpkin Keon, as Trustee        Mary Lee Sparks, as Trustee


                                           /s/ Steve L. Grissom
                                         --------------------------------
                                         Steven L. Grissom, as Trustee

  /s/ Mary Lee Sparks
----------------------------------
Mary Lee Sparks


The twelve trusts created under the            The twelve trusts created under the
Mary Green Lumpkin Gallo Trust                 Richard Adamson Lumpkin
Agreement dated December 29, 1989              Grandchildren's Trust dated
one for the benefit of each of:                September 5, 1980, one for the benefit
   Joseph John Keon III,                       of each of:
   Katherine Stoddert Keon,                        Joseph John Keon III,
   Lisa Anne Keon,                                 Katherine Stoddert Keon,
   Margaret Lynley Keon,                           Lisa Anne Keon,
   Pamela Keon Vitale,                             Margaret Lynley Keon,
   Susan Tamara Keon DeWyngaert,                   Pamela Keon Vitale,
   Benjamin Iverson Lumpkin,                       Susan Tamara Keon DeWyngaert,
   Elizabeth Arabella Lumpkin,                     Benjamin Iverson Lumpkin,
   Anne Romayne Sparks,                            Elizabeth Arabella Lumpkin,
   Barbara Lee Sparks,                             Anne Romayne Sparks,
   Christina Louise Sparks, and                    Barbara Lee Sparks,
   John Woodruff Sparks                            Christina Louise Sparks, and
                                                   John Woodruff Sparks

Bank One, Texas, N.A., Trustee                  Bank One, Texas, N.A., Trustee

/s/ Frank A. Glispin                            /s/ Frank A. Glispin
------------------------------------            ------------------------------------

By: Frank A. Glispin, Vice President            By: Frank A. Glispin, Vice President
   ---------------------------------               ---------------------------------




The three trusts established by                     The twelve 1990 Personal Income
Richard Adamson Lumpkin under                       Trusts established by Margaret L.
Trust Agreement dated February 6,                   Keon, Mary Lee Sparks, and
1970, one for the benefit of each of:               Richard A. Lumpkin, each dated
    Richard Anthony Lumpkin,                        April 20, 1990, one for the benefit of
    Margaret Anne Keon, and                         each of:
    Mary Lee Sparks                                      Joseph John Keon III,
                                                         Katherine Stoddert Keon,
                                                         Lisa Anne Keon,
Bank One, Texas, N.A., Trustee                           Margaret Lynley Keon,
                                                         Pamela Keon Vitale,
/s/ Frank A. Glispin                                     Susan Tamara Keon DeWyngaert,
--------------------------------------                   Benjamin Iverson Lumpkin,
                                                         Elizabeth Arabella Lumpkin,
By:  Frank A. Glispin, Vice President                    Anne Romayne Sparks,
   -----------------------------------                   Barbara Lee Sparks,
                                                         Christina Louise Sparks, and
                                                         John Woodruff Sparks


                                                    /s/  David R. Hodgman
                                                   ---------------------------
                                                   David R. Hodgman, Trustee

                                                    /s/  Steve L. Grissom
                                                   ---------------------------
                                                   Steven L. Grissom, Trustee

                                   SCHEDULE I


Richard A. Lumpkin

Gail G. Lumpkin

Margaret Lumpkin Keon, as Trustee under the Margaret Lumpkin Keon Trust dated May 13, 1978

Mary Lee Sparks and Steven L. Grissom, as Trustees of the Mary Lee Sparks Trust dated May 13, 1978

Bank One, Texas, N.A., as Trustee of the twelve trusts created under the Mary Green Lumpkin Gallo Trust Agreement dated December 29, 1989, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks

Bank One, Texas, N.A., as Trustee of the twelve trusts created under the Richard Adamson Lumpkin Grandchildren's Trust dated September 5, 1980, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks

Bank One, Texas, N.A., as Trustee of the three trusts established by Richard Adamson Lumpkin under the Trust Agreement dated February 6, 1970, one for the benefit of each of Richard Anthony Lumpkin, Margaret Anne Keon, and Mary Lee Sparks

David R. Hodgman and Steven L. Grissom, as Trustees of the twelve 1990 Personal Income Trusts established by Margaret L. Keon, Mary Lee Sparks, and Richard A. Lumpkin, each dated April 20, 1990, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Benjamin Iverson Lumpkin, Elizabeth Arabella Lumpkin, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks